UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
_____________________________

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2012

NEW AMERICA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54243
(Commission File Number)

N/A
(IRS Employer Identification No.)

5614C Burbank Road SE,
Calgary, Alberta, T2H 1Z4
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: 1-800-508-6149

_____________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into Material Definitive Agreement

Effective March 28, 2012, New America Energy Corp. (“we”, “our”, “us”) entered into a debt instrument with Fairhills Capital Offshore Ltd., whereby Fairhills Capital provided us with a $200,000 loan which is due by September 28, 2012 and carries a 2% annual rate of interest.  The note was secured by 3,333,333 shares of our restricted common stock owned by our director and officer, Rick Walchuk.  These shares shall be held in escrow by Fairhills Capital’s counsel and will be forfeited to Fairhills if we default on the note.

Also effective March 28, 2012, we entered into a financing agreement with Fairhills Capital whereby Fairhills Capital will provide for a non-brokered financing arrangement of up to $3,000,000. The financing allows, but does not require us to issue and sell up to the number of shares of common stock having an aggregate purchase price of $3,000,000 to Fairhills Capital. Subject to the terms and conditions of the financing agreement and a registration rights agreement, we may, in our sole discretion, deliver a notice to Fairhills Capital which states the dollar amount which we intend to sell to Fairhills Capital on a certain date. The amount that we shall be entitled to sell to Fairhills Capital shall be equal to two hundred percent (200%) of the average daily volume (U.S. market only) of the common stock for the ten (10) trading days prior to the applicable notice date. Fairhills Capital will purchase our common stock valued at a 25% discount from the weighted average price for the five (5) trading days before receives our capital request. The shares that we sell to Fairhills Capital must be registered stock, among other conditions of investment.

In connection with the financing agreement, we also entered into a registration rights agreement dated March 28, 2012, whereby we agreed to file a Registration Statement on Form S-1 with the Securities and Exchange Commission within twenty-one (21) days of the date of the registration rights agreement and to have the Registration Statement declared effective by the Securities and Exchange Commission within one hundred and twenty (120) calendar days from March 28, 2012.

Item 9.01	Financial Statements and Exhibits
10.1	Investment Agreement dated March 28, 2012 with Fairhills Capital Offshore Ltd.
10.2	Registration Rights Agreement dated March 28, 2012 with Fairhills Capital Offshore Ltd.
10.3	2% Secured Note dated March 28, 2012 with Fairhills Capital Offshore Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW AMERICA ENERGY CORP.

/s/ Rick Walchuk
Rick Walchuk
President

Date: April 2, 2012